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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     July 14, 1999


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-62025                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
-----------------------------------------------------------------------------
-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On June 17, 1999, MBNA America Bank, National Association (the
"Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 22 of Receivables in Additional Accounts dated as of June 17, 1999, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on June 17, 1999, was $1,970,487,671.43. The
Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.


Item 5.     OTHER EVENTS

	MBNA Master Credit Card Trust II Series 1999-D Classes A and B Certificates were issued June 3, 1999. The net proceeds from the sale of Series 1999-D will be used by the Seller for its general corporate purposes.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 4:

      4.1 Series 1999-D Supplement to the Pooling and Servicing Agreement, dated as of June 3, 1999, among MBNA America Bank, National Association, Seller and Servicer, and The Bank of New York, Trustee.


     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended June 30, 1999.

      20.2 Series 1994-B Certificateholders' Statement for the month ended June 30, 1999.

      20.3 Series 1994-C Certificateholders' Statement for the month ended June 30, 1999.

      20.4 Series 1995-A Certificateholders' Statement for the month ended June 30, 1999.

      20.5 Series 1995-B Certificateholders' Statement for the month ended June 30, 1999.

      20.6 Series 1995-C Certificateholders' Statement for the month ended June 30, 1999.

      20.7 Series 1995-D Certificateholders' Statement for the month ended June 30, 1999.

      20.8 Series 1995-E Certificateholders' Statement for the month ended June 30, 1999.

      20.9 Series 1995-F Certificateholders' Statement for the month ended June 30, 1999.

     20.10 Series 1995-I Certificateholders' Statement for the month ended June 30, 1999.

     20.11 Series 1995-J Certificateholders' Statement for the month ended June 30, 1999.

     20.12 Series 1996-A Certificateholders' Statement for the month ended June 30, 1999.

     20.13 Series 1996-B Certificateholders' Statement for the month ended June 30, 1999.

     20.14 Series 1996-C Certificateholders' Statement for the month ended June 30, 1999.

     20.15 Series 1996-D Certificateholders' Statement for the month ended June 30, 1999.

     20.16 Series 1996-E Certificateholders' Statement for the month ended June 30, 1999.

     20.17 Series 1996-G Certificateholders' Statement for the month ended June 30, 1999.

     20.18 Series 1996-H Certificateholders' Statement for the month ended June 30, 1999.

     20.19 Series 1996-J Certificateholders' Statement for the month ended June 30, 1999.

     20.20 Series 1996-K Certificateholders' Statement for the month ended June 30, 1999.

     20.21 Series 1996-L Certificateholders' Statement for the month ended June 30, 1999.

     20.22 Series 1996-M Certificateholders' Statement for the month ended June 30, 1999.

     20.23 Series 1997-B Certificateholders' Statement for the month ended June 30, 1999.

     20.24 Series 1997-C Certificateholders' Statement for the month ended June 30, 1999.

     20.25 Series 1997-E Certificateholders' Statement for the month ended June 30, 1999.

     20.26 Series 1997-F Certificateholders' Statement for the month ended June 30, 1999.

     20.27 Series 1997-I Certificateholders' Statement for the month ended June 30, 1999.

     20.28 Series 1997-J Certificateholders' Statement for the month ended June 30, 1999.

     20.29 Series 1997-K Certificateholders' Statement for the month ended June 30, 1999.

     20.30 Series 1997-M Certificateholders' Statement for the month ended June 30, 1999.

     20.31 Series 1997-N Certificateholders' Statement for the month ended June 30, 1999.


     20.32 Series 1998-A Certificateholders' Statement for the month ended June 30, 1999.


     20.33 Series 1998-C Certificateholders' Statement for the month ended June 30, 1999.

     20.34 Series 1998-D Certificateholders' Statement for the month ended June 30, 1999.

     20.35 Series 1998-E Certificateholders' Statement for the month ended June 30, 1999.

     20.36 Series 1998-F Certificateholders' Statement for the month ended June 30, 1999.

     20.37 Series 1998-G Certificateholders' Statement for the month ended June 30, 1999.

     20.38 Series 1998-I Certificateholders' Statement for the month ended June 30, 1999.

     20.39 Series 1998-J Certificateholders' Statement for the month ended June 30, 1999.

20.40 Series 1999-A Certificateholders' Statement for the month ended June 30, 1999.

20.41 Series 1999-B Certificateholders' Statement for the month ended June 30, 1999.

20.42 Series 1999-D Certificateholders' Statement for the month ended June 30, 1999.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended June 30, 1999.

     99.2. Series 1994-B Key Performance Factors for the month ended June 30, 1999.

     99.3. Series 1994-C Key Performance Factors for the month ended June 30, 1999.

     99.4. Series 1995-A Key Performance Factors for the month ended June 30, 1999.

     99.5. Series 1995-B Key Performance Factors for the month ended June 30, 1999.

     99.6. Series 1995-C Key Performance Factors for the month ended June 30, 1999.

     99.7. Series 1995-D Key Performance Factors for the month ended June 30, 1999.

     99.8. Series 1995-E Key Performance Factors for the month ended June 30, 1999.

     99.9. Series 1995-F Key Performance Factors for the month ended June 30, 1999.

    99.10. Series 1995-I Key Performance Factors for the month ended June 30, 1999.

    99.11. Series 1995-J Key Performance Factors for the month ended June 30, 1999.

    99.12. Series 1996-A Key Performance Factors for the month ended June 30, 1999.

    99.13. Series 1996-B Key Performance Factors for the month ended June 30, 1999.

    99.14. Series 1996-C Key Performance Factors for the month ended June 30, 1999.

    99.15. Series 1996-D Key Performance Factors for the month ended June 30, 1999.

    99.16. Series 1996-E Key Performance Factors for the month ended June 30, 1999.

    99.17. Series 1996-G Key Performance Factors for the month ended June 30, 1999.

    99.18. Series 1996-H Key Performance Factors for the month ended June 30, 1999.

    99.19. Series 1996-J Key Performance Factors for the month ended June 30, 1999.

    99.20. Series 1996-K Key Performance Factors for the month ended June 30, 1999.

    99.21. Series 1996-L Key Performance Factors for the month ended June 30, 1999.

    99.22. Series 1996-M Key Performance Factors for the month ended June 30, 1999.

    99.23. Series 1997-B Key Performance Factors for the month ended June 30, 1999.

    99.24. Series 1997-C Key Performance Factors for the month ended June 30, 1999.

    99.25. Series 1997-E Key Performance Factors for the month ended June 30, 1999.

    99.26. Series 1997-F Key Performance Factors for the month ended June 30, 1999.

    99.27. Series 1997-I Key Performance Factors for the month ended June 30, 1999.

    99.28. Series 1997-J Key Performance Factors for the month ended June 30, 1999.

99.29. Series 1997-K Key Performance Factors for the month ended
June 30, 1999.

99.30. Series 1997-M Key Performance Factors for the month ended
June 30, 1999.

99.31. Series 1997-N Key Performance Factors for the month ended
June 30, 1999.

99.32. Series 1998-A Key Performance Factors for the month ended
June 30, 1999.

99.33. Series 1998-C Key Performance Factors for the month ended
June 30, 1999.

99.34. Series 1998-D Key Performance Factors for the month ended
June 30, 1999.

99.35. Series 1998-E Key Performance Factors for the month ended
June 30, 1999.

99.36. Series 1998-F Key Performance Factors for the month ended
June 30, 1999.

99.37. Series 1998-G Key Performance Factors for the month ended
June 30, 1999.

99.38. Series 1998-I Key Performance Factors for the month ended
June 30, 1999.

99.39. Series 1998-J Key Performance Factors for the month ended
June 30, 1999.

99.40. 	Series 1999-A Key Performance Factors for the month ended
June 30, 1999.

99.41. Series 1999-B Key Performance Factors for the month ended
June 30, 1999.

99.42. Series 1999-D Key Performance Factors for the month ended
June 30, 1999.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July 14, 1999


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         /s/David Martini
                                   ----------------------------------
                                Name:       David Martini
                                Title:      Vice President